UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2019

ASHFORD INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-36400	82-5237353
(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 490-9600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒          Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02  Results of Operations and Financial Condition.

On January 9, 2019, Ashford Inc. (the “Company”) announced that the incentive fee it will receive for 2018 from Braemar Hotels & Resorts Inc. (“Braemar”) will be approximately $2.0 million and that no incentive fee for 2018 was earned with respect to Ashford Hospitality Trust, Inc. (“Ashford Trust”).

The incentive fee from Braemar is payable pursuant to the Fifth Amended and Restated Advisory Agreement of Braemar Hotels & Resorts Inc., dated as of April 23, 2018, among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Hospitality Advisors LLC and Ashford Inc. (“Braemar Advisory Agreement”).  The incentive fee from Braemar is payable over three years, and Braemar will recognize this expense in its financial statements as of and for the year ended December 31, 2018.

As set forth in the Braemar Advisory Agreement, Braemar must pay Ashford Hospitality Advisors LLC (the “advisor”) an incentive fee that is measured annually.  The annual incentive fee is calculated as (i) 5% of the amount (expressed as a percentage but in no event greater than 25%) by which Braemar’s annual TSR exceeds the average TSR for Braemar’s peer group, multiplied by (ii) the fully diluted equity value of Braemar at December 31 of the applicable year, subject to the FCCR Condition, as defined in the Braemar Advisory Agreement, which relates to the ratio of adjusted EBITDA to fixed charges. To determine the fully diluted equity value, Braemar will assume that all units in its operating partnership, including long-term incentive plan units that have achieved economic parity with the common units, if any, are redeemed for its common stock and that the per share value of each share of its common stock is equal to the closing price of its stock on the last trading day of the year.  For purposes of this calculation, TSR means the sum, expressed as a percentage, of (i) the change in Braemar’s common stock price during the applicable period, plus (ii) the dividend yield paid during the applicable period (determined by dividing dividends paid during the applicable period by Braemar’s common stock price at the beginning of the applicable period and including the value of any dividends or distributions with respect to common stock not paid in cash valued in the reasonable discretion of the Braemar’s advisor).  For additional details regarding the calculation of the incentive fee, see the full text of the Braemar Advisory Agreement, a copy of which is filed as Exhibit 10.1 to Braemar’s Current Report on Form 8-K filed on April 23, 2018, and incorporated herein by reference.

The incentive fee from Ashford Trust (when earned) is payable pursuant to the Amended and Restated Advisory Agreement, dated as of June 10, 2015, by and between Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC (the “Ashford Trust Advisory Agreement”), as amended.

As set forth in the Ashford Trust Advisory Agreement, Ashford Trust must pay the advisor an incentive fee that is measured annually. Each year that Ashford Trust’s annual total stockholder return exceeds the average annual total stockholder return for Ashford Trust’s peer group, Ashford Trust will pay the advisor an incentive fee over the following three years, subject to the FCCR Condition, as defined in the Ashford Trust Advisory Agreement, which relates to the ratio of adjusted EBITDA to fixed charges.  For additional details regarding the calculation of the incentive fee, see the full text of the Ashford Trust Advisory Agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated June 12, 2015, and the Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended and Restated Advisory Agreement, dated June 26, 2018, a copy of which is filed as Exhibit 10.1 to the Company’s Current

Report on Form 8-K dated June 26, 2018, each of which is incorporated herein by reference.

The information in this Form 8-K and Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain statements and assumptions in this current report on Form 8-K contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside the Company’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general conditions of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in the Company’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this current report on Form 8-K. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Fifth Amended and Restated Advisory Agreement, dated as of April 23, 2018, among Braemar Hotels & Resorts Inc., Braemar Hospitality Limited Partnership, Braemar TRS Corporation, Ashford Hospitality Advisors LLC and Ashford Inc., incorporated by reference to Exhibit 10.1 of the Braemar Hotels & Resorts Inc.’s Form 8-K filed on April 23, 2018 (File No. 001-35972).

10.2

Amended and Restated Advisory Agreement, by and between Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, dated as of June 10, 2015, incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on June 12, 2015 (File No. 001-36400).

10.3

Enhanced Return Funding Program Agreement and Amendment No. 1 to the Amended and Restated Advisory Agreement, dated June 26, 2018, among Ashford Hospitality Trust, Inc., Ashford Hospitality Limited Partnership, Ashford TRS Corporation, Ashford Inc. and Ashford Hospitality Advisors LLC, dated June, 26, 2018, incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K filed on June 26, 2018 (File No. 001-36400).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHFORD INC.

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
Chief Financial Officer

Date: January 9, 2019